DAKOTAH, INCORPORATED
                          NONSTATUTORY OPTION AGREEMENT
                        UNDER THE 1995 STOCK OPTION PLAN

Between:

DAKOTAH INCORPORATED (the "Company") and ORION FINANCIAL CORP., a South Dakota corporation (the "Optionee"), dated January 1, 1996.


         The Company hereby grants to the Optionee an option (the "Option") under the Dakotah, Incorporated 1995 Stock Option Plan (the "Plan") to purchase Two Hundred Forty Two Thousand Seven Hundred Forty Five (242,745) Shares (the "Shares") of the Company's common stock under the terms and conditions set forth below. The terms and conditions applicable to the Option are as follows:

         1. Nonstatutory Option. The Option shall be a nonstatutory option and is not intended to qualify as an incentive stock option within the meaning of
Section 422 of the Code.

         2. Purchase Price - The purchase price of the stock shall be $3.875 per share ("Option Price") which is the Fair Market Value of the Stock on the date of this Agreement.

         3. Period of Exercise - The Option shall expire on the fifth anniversary date of its grant (the "Expiration Date") unless otherwise terminated as provided herein.

                  The Option will vest as follows:

                  (a) Prior to the first anniversary of the effective date of this Agreement, the option may not be exercised.

                  (b) On and after the first anniversary of the effective date of this Agreement, the option may be exercised for not in excess of thirty-three and one-third percent (33-1/3%) of the shares originally subject to the option;

                  (c) On or after the second anniversary of the effective date of this Agreement, the Option may be exercised for not in excess of sixty-six and two-thirds percent (66-2/3%) of the shares originally subject to the option;

                  (d) On and after the third anniversary of the effective date of this Agreement, the Option may be exercised at any time and from time to time within its terms in whole or in part, but it shall not be exercisable after the fifth anniversary of the date hereof.

         4. Transferability - This Option is not transferable except by will or the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee.

         5. Termination of Service as a Consultant - In the event that Optionee's engagement as a consultant to the Company is terminated, the Option will continue to vest and remains exercisable in accordance with the vesting schedule until the Expiration Date by the Optionee; provided, that if the Optionee's engagement as a consultant is terminated for cause, this Option shall terminate immediately; further, provided, that if Troy Jones, Jr. voluntarily terminates his position as Chief Executive Officer, the Option will terminate on the date three months after the date of such termination. For the purposes hereof, "cause" is defined as Troy Jones, Jr. (i) committing a materially fraudulent or dishonest act in performance of his duties as Chief Executive Officer of the Company or (ii) being convicted of a felony related to the operation of the Company or having a significant adverse effect upon the Company.

         6. No Guarantee of Service as an Officer - This Agreement shall in no way restrict the right of the Company or the Company's Board of Directors to terminate Optionee's engagement at any time.

         7. Registration. The Company agrees to register the Shares issuable upon exercise of the Option on a Form S-8 or if such form is not available, on such form which is available. Orion will cooperate with the Company and take such action as is necessary to permit registration or qualification of the Shares.

         8. Method of Exercise; Use of Company Stock - The Option may be exercised, subject to the terms and conditions of this Agreement, by written notice to the Company. The notice shall be in the form attached to this Agreement and will be accompanied by payment (in such form as the Company may specify) of the full purchase price of the shares to be issued. The Company will issue and deliver certificates representing the number of shares purchased under the Option, registered in the name of the Optionee as soon as practicable after receipt of the notice.

         When exercising this Option, Optionee may make payment either in money or by tendering shares of the Company Stock owned by the Optionee, or by a combination of the two; provided, however, that (a) shares of the Company Stock may be utilized only if, at the time of exercise, the Stock of the Company is publicly traded, either on a stock exchange or nationally or locally over the counter, and (b) the right to pay in the form of the Company Stock can be utilized only twice in any calendar year. Where shares of Stock of the Company are employed to pay all or part of the exercise price, the shares of said Stock shall be valued at their Fair Market Value at the time of payment.

         9. Withholding; Taxable Income - In any case where withholding is required or advisable under federal, state or local law in connection with any exercise by an Optionee hereunder, the Company is authorized to withhold appropriate amounts from amounts payable to Optionee, or may require Optionee to remit to the Company an amount equal to such appropriate amounts.

         10. Merger, Consolidation or Acceleration Event - The terms of this Agreement are subject to modification upon the occurrence of certain events as described in Article XIII of the Plan.

         11. Incorporation of Plan - This Agreement is made pursuant to the provisions of the Plan, which Plan is incorporated by reference herein. Terms used herein shall have the meaning employed in the Plan, unless the context clearly requires otherwise. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall govern.

                                          DAKOTAH, INCORPORATED


                                          By  /s/ George C. Whyte
                                          Its President




                              DAKOTAH, INCORPORATED
                    NOTICE OF EXERCISE OF STOCK OPTION ISSUED
                        UNDER THE 1995 STOCK OPTION PLAN

To:      Stock Option Committee
         DAKOTAH, INCORPORATED
         _____________________
         _____________________


         I hereby exercise my Option dated _______ to purchase _____ shares of $__ par value common stock of the Company at the option exercise price of $______ per share. Enclosed is a certified or cashier's check in the total amount of $______ , or payment in such other form as the Company has specified.

         I represent to you that I am acquiring said shares for investment purposes and not with a view to any distribution thereof. I understand that my stock certificate may bear an appropriate legend restricting the transfer of my shares and that a stop transfer order may be placed with the Company's transfer agent with respect to such shares.

         I request that my shares be issued to me as follows:

                _______________________________________________
  (Print your name in the form in which you wish to have the shares registered)


                _______________________________________________
                            (Social Security Number)


                _______________________________________________
                               (Street and Number)


                _______________________________________________
                            (City) (State) (Zip Code)

Dated: _________________, 19__.


                    Signature: ______________________________